UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2024 (November 8, 2024)

STARCO BRANDS, INC.

(Exact name of Company as specified in its charter)

Nevada	000-54892	27-1781753
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

706 N. Citrus Ave.

Los Angeles, CA 90038

(Address of principal executive offices)

323-266-7111

(Registrant’s Telephone Number)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	STCB	OTC Markets Group OTCQB tier

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Mr. Kevin Zaccardi resigned as the Interim-Chief Financial Officer of Starco Brands, Inc. (the “Company”), effective November 8, 2024, to pursue another opportunity. Mr. Ross Sklar will take over as acting Interim-Chief Financial Officer and Mr. Zaccardi has agreed to provide consulting services to the Company on a limited basis for a period of time mutually agreed by both parties. The appointment of Mr. Sklar to the role of acting Interim-Chief Financial Officer was approved by unanimous written consent of the board of directors (the “Board”) of the Company on November 8, 2024. Mr. Zaccardi’s transition was not the result of any dispute between Mr. Zaccardi and the Company, the Board, or the any officer or auditor of the Company.

Mr. Sklar’s appointment is more fully described in Item 5.02(c) below.

(c) On November 8, 2024, the Board unanimously approved the appointment of Mr. Sklar, the Company’s current Chief Executive Officer and President, and member of the Board, to the position of Interim-Chief Financial Officer and Treasurer, effective November 8, 2024. Mr. Sklar holds other “named executive officer” roles and a Board position, and as such his business experience and background, as well as his compensation arrangements with the Company, have been previously reported, most recently in Items 10 and 11 on the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on April 3, 2024, which information is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARCO BRANDS, INC.

Dated: November 12, 2024	/s/ Ross Sklar
Ross Sklar
Chief Executive Officer